                                                                    EXHIBIT 23.1

                 CONSENT OF K N INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 4, 1997, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, as amended, and to all references to our Firm included in this Registration Statement.

                                          /s/  ARTHUR ANDERSEN LLP
                                             Arthur Andersen LLP

Denver, Colorado
November 24, 1997